Exhibit 10.1

CONSENT AND AMENDMENT NO. 1 MEMORANDUM

TO:	Regeneron Pharmaceuticals, Inc. Lender Group

RE:	Consent to Amendments re: Purchase by Regeneron Pharmaceuticals, Inc. of Corporate Headquarters Campus Located in the Towns of Mount Pleasant and Greenburgh, NY and Related Lease Financing

DATE:	February 2, 2017

Reference is hereby made to that certain Credit Agreement dated as of March 19, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Regeneron Pharmaceuticals, Inc. (the “Company”), the Subsidiary Borrowers parties thereto from time to time, the lenders parties thereto (collectively, the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).  Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.  This Consent and Amendment No. 1 Memorandum is referred to herein as the “Consent Memorandum”.

The Company has informed the Administrative Agent and the Lenders that:

1.              The Company has entered into that certain Purchase Agreement, dated as of December 30, 2016 (as amended or otherwise modified from time to time, the “Purchase Agreement”), with BMR-Landmark at Eastview LLC and BMR-Landmark at Eastview IV LLC, as the sellers (collectively, the “Sellers”), pursuant to which the Company has agreed to purchase from the Sellers the Company’s existing corporate headquarters and other rentable area consisting of approximately 150 acres of predominately office buildings and laboratory space located in the towns of Mount Pleasant and Greenburgh, NY (the “Corporate Campus Facility”).

2.              The Company proposes to finance the acquisition of the Corporate Campus Facility, directly or indirectly through a directly or indirectly wholly-owned subsidiary, pursuant to a lease financing transaction.  As part of the contemplated financing, the Company intends to assign some or all of its rights under the Purchase Agreement (including the right to take title to the Corporate Campus Facility) to an affiliate of Bank of America, N.A. (or such other financial institution providing any such lease financing to the Company) at the closing of the financing, as a result of which such financial institution would become the legal owner of the Corporate Campus Facility, subject to the terms and conditions of such financing (such lease financing, the “Corporate Campus Facility Lease Financing”).

The Company, on behalf of itself and the Subsidiary Borrowers, has requested that the Administrative Agent and the Required Lenders consent to and agree (i) that any obligations of the Company or its Subsidiaries in connection with the Corporate Campus Facility Lease Financing shall not constitute “Capital Lease Obligations” or “Indebtedness” of the Company or any Subsidiary under the Credit Agreement, and (ii) to amend certain provisions of the Credit Agreement in furtherance of the foregoing as set forth on Schedule A hereto (clauses (i) and (ii) collectively, the “Consent”).  Notwithstanding anything contained in the Credit Agreement and the other Loan Documents to the contrary, the Administrative Agent and the Lenders hereby

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grant the Consent, with retroactive effect to December 30, 2016, by the execution of this Consent Memorandum by the Administrative Agent and the Required Lenders.

In connection with the Consent, the Company and each Subsidiary Borrower hereby represent and warrant to the Administrative Agent and the Lenders party hereto that (i) the representations and warranties of the Borrowers set forth in the Credit Agreement (excluding the representations and warranties set forth in Sections 3.04(b) and 3.06(a) thereof) are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date and (ii) on the date hereof and immediately after giving effect to this Consent Memorandum, no Default or Event of Default has occurred and is continuing.

Please indicate your Consent, as soon as possible but in no event later than 5:00 p.m. (New York City time) on January 30, 2017, by executing two (2) counterparts of your attached signature page to this Consent Memorandum and, upon execution, return one copy by fax or e-mail to the attention of Jennifer Hirst at Latham & Watkins LLP, counsel to the Administrative Agent (fax number: +1.312.993.9767; e-mail: jennifer.hirst@lw.com) and return two (2) originals to Jennifer Hirst at Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, IL 60611.  Please make any necessary corrections or adjustments to your signature block prior to execution and delivery.  This Consent Memorandum will be effective, with retroactive effect to December 30, 2016, upon receipt of executed signature pages via facsimile or e-mail from the Company, the Administrative Agent and the Required Lenders pursuant to Section 9.02 of the Credit Agreement.

Each reference in the Credit Agreement to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” and words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof”, “therein” and words of like import), shall mean and be a reference to the Credit Agreement after giving effect to this Consent Memorandum; and this Consent Memorandum and the Credit Agreement shall be read together and construed as a single instrument.  This Consent Memorandum is a Loan Document.  Except as expressly set forth herein, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Consent Memorandum shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

This Consent Memorandum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Consent Memorandum by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Consent Memorandum.  This Consent Memorandum and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the State of New York.

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[Signature Pages Follow]

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JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	Executive Director

[Lenders’ signature pages on file with the Company and the Administrative Agent]

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

Acknowledged and Agreed:

REGENERON PHARMACEUTICALS, INC.,
as the Company

By:	/s/ Dominick Agron
Name:	Dominick Agron
Title:	Vice President & Treasurer

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

REGENERON HEALTHCARE SOLUTIONS, INC.,
as a Subsidiary Borrower

By:	/s/ Robert J. Terifay
Name:	Robert J. Terifay
Title:	General Manager

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

REGENERON GENETICS CENTER LLC,
as a Subsidiary Borrower

By:	/s/ Christopher Fenimore
Name:	Christopher Fenimore
Title:	Manager

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

REGENERON IRELAND HOLDINGS UNLIMITED COMPANY,
as a Subsidiary Borrower

By:	/s/ Kerry Reinertsen
Name:	Kerry Reinertsen
Title:	Director

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

REGENERON IRELAND UNLIMITED COMPANY,
as a Subsidiary Borrower

By:	/s/ Niall O’Leary
Name:	Niall O’Leary
Title:	Vice President and Site Head for IOPS

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

REGENERON INTERNATIONAL UNLIMITED COMPANY,
as a Subsidiary Borrower

By:	/s/ Aaron Ondrey
Name:	Aaron Ondrey
Title:	Director

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

REGENERON CAPITAL INTERNATIONAL B.V.,
as a Subsidiary Borrower

By:	/s/ Carina Helsloot—van Riemsdijk
Name:	Carina Helsloot—van Riemsdijk
Title:	Director A

By:	/s/ Leonard N. Brooks
Name:	Leonard N. Brooks
Title:	Director B

Signature Page to Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

Schedule A to Consent and Amendment No. 1 Memorandum

Amendments to Credit Agreement

1.                                      Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Amendment No. 1” means that certain Consent and Amendment No. 1 Memorandum, dated as of February 2, 2017, among the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto and the Administrative Agent.

“Corporate Campus Facility” has the meaning assigned to such term in Amendment No. 1, together with assets related thereto, improvements thereon, replacements and products thereof, additions and accessions thereto or proceeds from the disposition of such property or assets and customary security deposits.

“Corporate Campus Facility Financing Documents” means the definitive documentation to which the Company and/or any Subsidiary is a party governing or otherwise evidencing the Corporate Campus Facility Lease Financing (including, if applicable, any participation agreement, lease agreement, other finance documents, related security documents and similar or related agreements or documents), in each case, as amended, restated, supplemented, modified, extended, refinanced, renewed or replaced from time to time.

“Corporate Campus Facility Financing Obligations” means all obligations (monetary or otherwise) of the Company and any of its Subsidiaries arising under or in connection with any of the Corporate Campus Facility Financing Documents.

“Corporate Campus Facility Lease Financing” has the meaning assigned to such term in Amendment No. 1, as such financing may be amended, restated, supplemented, modified, extended, refinanced, renewed or replaced from time to time.

“Corporate Campus Facility Purchase Agreement” means that certain Purchase Agreement, dated as of December 30, 2016, among BMR-Landmark at Eastview LLC and BMR-Landmark at Eastview IV LLC, as the sellers, and the Company, as the buyer, as amended, restated, supplemented or otherwise modified from time to time.

“Existing Corporate Campus Facility Leases” means the leases dated as of December 21, 2006 and April 3, 2013, respectively, by and between BMR-Landmark at Eastview LLC, as landlord, and the Company, as tenant, each as amended.

“Operating Lease” means any Specified Lease Arrangement or other arrangement that is accounted for as an operating lease for purposes of the Loan Documents pursuant to Section 1.04.

“Specified Lease Arrangements” means, to the extent any of the following constitute Capital Lease Obligations (but for the provisions set forth in Section 1.04) or other obligations reflected as a liability on the consolidated balance sheet of the Company, (a)

Schedule A-1

Consent and Amendment No. 1 Memorandum

Regeneron Pharmaceuticals, Inc.

any obligations of the Company and its Subsidiaries owed to any Affiliates of the Company related to leases of assets (whether pursuant to a Sale and Leaseback Transaction or otherwise), (b) any arrangement similar to either of the Existing Corporate Campus Facility Leases (each as in effect immediately prior to the date of the Corporate Campus Facility Purchase Agreement), (c) the Corporate Campus Facility Financing Obligations and (d) any lease or other obligation that was or would have been categorized as “facility lease obligations” or “facility financing obligations” on the Company’s consolidated balance sheet as of the Effective Date.

2.                                      Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Consolidated Interest Expense” by:

(a)         deleting the word “and” immediately prior to the beginning of clause (b)(iii) of such definition; and

(b)         inserting the phrase “, and (iv) any interest expense in respect of any Operating Lease, including any interest, yield, rent or break funding payment (or similar obligations) paid or payable pursuant to any Corporate Campus Facility Financing Documents” immediately after the end of clause (b)(iii) of such definition.

3.                                      Section 1.01 of the Credit Agreement is hereby further amended by amending the final sentence of the definition of “Indebtedness” by:

(a)         deleting the word “and” immediately prior to the beginning of subclause (vi) of the last sentence of such definition and inserting a “,” immediately prior to the beginning of such subclause; and

(b)         inserting the phrase “, (vii) the Corporate Campus Facility Financing Obligations and (viii) all obligations of such Person under or relating to any Operating Lease” immediately after the end of subclause (vi) of the last sentence of such definition.

4.                                      Section 1.04(a) of the Credit Agreement is hereby amended by restating clause (ii) of such section in its entirety as follows:

“(ii) notwithstanding any modification or interpretative change to GAAP after the Effective Date (including without giving effect to any treatment of leases under Accounting Standards Codification 842 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect)), any obligations relating to (x) a lease that was or would have been accounted for by such Person as an operating lease as of the Effective Date, (y) any Specified Lease Arrangements of such Person or (z) any lease or arrangement similar to any of the foregoing entered into after the Effective Date by such Person or an Affiliate thereof, in each case of the foregoing, shall be deemed to be obligations relating to an operating lease and shall not constitute Capital Lease Obligations under the Loan Documents”.

Schedule A-2

5.                                      Section 6.02 of the Credit Agreement is hereby amended by:

(a)         deleting the word “and” at the end of clause (v) of such section;

(b)         deleting the “.”at the end of clause (w) of such section and inserting the phrase “; and” at the end of such clause; and

(c)          inserting the following new clause (x) at the end of such section:

“(x)                                                   Liens on any rights, title or interest of the Company and its Subsidiaries in the Corporate Campus Facility and any related property described as “Collateral” or “Leased Property” (or a similar defined term) in the Corporate Campus Facility Financing Documents (i) to secure any Corporate Campus Facility Financing Obligations or (ii) that are otherwise permitted by the Corporate Campus Facility Financing Documents.”

6.                                      Section 6.03(a) of the Credit Agreement is hereby amended by:

(a)         deleting the word “and” at the end of subclause (vii) of such section;

(b)         deleting the “.”at the end of subclause (viii) of such section and inserting the phrase “; and” at the end of such clause; and

(c)          inserting the following new subclause (ix) at the end of such section:

“(ix)                                                with respect to any rights, title or interest of the Company and its Subsidiaries in the Corporate Campus Facility and the Corporate Campus Facility Purchase Agreement, leases, subleases, assignments and other transfers pursuant to or permitted by the Corporate Campus Facility Financing Documents, including (A) the assignment by the Company of some or all of its rights under the Corporate Campus Facility Purchase Agreement (including the right to take title to the Corporate Campus Facility) to one or more participants party to the Corporate Campus Facility Financing Documents and (B) the assignment or other transfer by the Company to a directly or indirectly wholly-owned subsidiary as an affiliate transferee pursuant to the Corporate Campus Facility Financing Documents;”

7.                                      Section 6.05 of the Credit Agreement is hereby amended by:

(a)         deleting the word “and” immediately prior to the beginning of subclause (l) of such section and inserting a “,” immediately prior to the beginning of such subclause; and

(b)         inserting the phrase “and (m) with respect to the Corporate Campus Facility, subleases and assignments permitted by the Corporate Campus Facility Financing Documents.”

Schedule A-3